OAKWOOD MORTGAGE INVESTORS, INC. 1996-C AMENDED   REPORT DATE:  NOVEMBER 4, 1996
OAKWOOD ACCEPTANCE CORP. -  SERVICER              POOL REPORT # 1
REMITTANCE REPORT                                 Page 1 of 6
REPORTING MONTH:                Oct-96




                                     Scheduled Principal Balance of Contracts
-------------------------------------------------------------------------------------------------------------------
Beginning                                                                                      Ending              Scheduled
Principal             Scheduled        Prepaid           Liquidated      Contracts             Principal           Gross
Balance               Principal        Principal         Principal       Repurchased           Balance             Interest
------------------------------------------------------------------------------------------------------------------------------------
270,791,223.72      (428,007.58)    (1,313,850.65)           0.00           0.00                269,049,365.49       2,424,523.47
====================================================================================================================================

                  Scheduled                                              Amount
     Servicing    Pass Thru           Liquidation    Reserve            Available for
        Fee       Interest             Proceeds      Fund Draw          Distribution
-------------------------------------------------------------------------------------
     225,659.35     2,198,864.12           0.00         0.00    4,166,381.70
=====================================================================================





                                         Reserve Fund as of Cutoff Date
------------------------------------------------------------------------------------------------------------
 Beginning                              Investment     Balance Before     Reserve        Reserve       Balance After
  Balance       Deposits    Distrib.     Interest   Current Distribution  Fund Draw      Fund Deposit  Current Distribution Excess
------------------------------------------------------------------------------------------------------------------------------------
  0.00           0.00         0.00          0.00                0.00                0.00  1,013,927.91    1,013,927.91         0.00
====================================================================================================================================


Reserve Fund Required Balance
-----------------------------------
Before Current     After Current
Distribution       Distribution
-----------------------------------
       1,353,956.00    1,353,956.00
===================================


Class A-6 Liquidity Account







 Beginning                          Investment       Balance Before       Reserve     Reserve         Balance After
  Balance     Deposits   Distrib.    Interest     Current Distribution   Fund Draw   Fund Deposit    Current Distribution Excess
---------------------------------------------------------------------------------------------------------------------------------
   0.00        0.00        0.00       0.00                  0.00            0.00       0.00         0.00                 0.00
=================================================================================================================================

   Reserve Fund Required Balance
-----------------------------------
 Before Current     After Current
 Distribution       Distribution
-----------------------------------
     453,166.88      453,166.88
===================================


Class B Liquidity Account




 Beginning                        Investment       Balance Before     Reserve     Reserve        Balance After
  Balance     Deposits  Distrib.   Interest     Current Distribution  Fund Draw   Fund Deposit   Current Distribution Excess
----------------------------------------------------------------------------------------------------------------------------------
   0.00        0.00       0.00      0.00                  0.00           0.00       0.00             0.00             0.00
==================================================================================================================================


Reserve Fund Required Balance
-----------------------------------
Before Current     After Current
Distribution       Distribution
-----------------------------------
 795,581.76      795,581.76
===================================









                                       Certificate Account
-------------------------------------------------------------------------------------------------------------------

      Beginning                    Deposits                                   Investment             Ending

       Balance           Principal         Interest       Distributions        Interest              Balance
-------------------------------------------------------------------------------------------------------------------
             -         1,388,912.11      588,881.03                   -         726.39              1,978,519.53
===================================================================================================================

                       P&I Advances at Distribution Date

      -------------------------------------------------------------------


          Beginning       Recovered        Current           Ending
           Balance         Advances        Advances         Balance
       -------------------------------------------------------------------


                 -                -        581,406.04         581,406.04
       ===================================================================


OAKWOOD MORTGAGE INVESTORS, INC. 1996-C AMENDED   REPORT DATE:  NOVEMBER 4, 1996
OAKWOOD ACCEPTANCE CORP. -  SERVICER              POOL REPORT # 1
REMITTANCE REPORT
REPORTING MONTH:                         Oct-9    Page 2 of 6


Class B Crossover Test                                                               Test Met?
-------------------------------------------------------------------                  -------------
(a) Remittance date on or after May 2001                                                  N


(b) Average 60 day Delinquency rate <=    5%                                           #DIV/0!

(c) Average 30 day Delinquency rate <=    7%                                           #DIV/0!


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

Average 30 day delinquency ratio:
             Nov. 1996 - Nov. 1997        4%                                              N
             April 2001 - Nov. 2002       7%                                              N
             Dec. 2002 - April 2003       8%                                              N

             May 2003 -                   9%                                              N


(e) Current realized loss ratio <=        2.75%                                           Y


(f) Are class B principal balances plus Accelerated

     Principal Distributions > =          24.501%
     of stated scheduled pool balance

             Beginning B-1 balance                                        25,726,000.00

             Beginning B-2 balance                                        12,186,224.00


                                                                   --------------------
                                                                          37,912,224.00
             Divided by beginning pool
             balance                                                     270,791,223.72
                                                                   --------------------
                                                                                  14.001% N
                                                                   ====================



    Average 60 day delinquency ratio:


                               Over 60s          Pool Balance         %
                         -----------------------------------------------------

    Current Mo                              0.00     269,049,365.49  0.00%
    1st Preceding Mo                        0.00               0.0   #DIV/0!
    2nd Preceding Mo                        0.00               0.00  #DIV/0!
                                                      Divided by       3
                                                                 -------------
                                                                     #DIV/0!
                                                                 =============





                               Over 30s          Pool Balance         %
                         -----------------------------------------------------

    Current Mo                        859,000.97     269,049,365.49   0.32%
    1st Preceding Mo                        0.00               0.00   #DIV/0!
    2nd Preceding Mo                        0.00               0.00   #DIV/0!
                                                      Divided by         3
                                                                 -------------
                                                                      #DIV/0!
                                                                 =============

    Cumulative loss ratio:

                            Cumulative losses                  0.00
                                               -------------------
    Divided by Initial Certificate Principal         270,791,224.00   0.000%
                                                                 =============




    Current realized loss ratio:

                         Liquidation                 Pool

                                Losses             Balance
                         ----------------------------------------

    Current Mo                              0.00     269,049,365.49
    1st Preceding Mo                        0.00               0.00
    2nd Preceding Mo                        0.00               0.00
                                                                    0.000%
                                                                 =============


OAKWOOD MORTGAGE INVESTORS, INC. 1996-C AMENDED   REPORT DATE:  NOVEMBER 4, 1996
OAKWOOD ACCEPTANCE CORP. -  SERVICER              POOL REPORT # 1
REMITTANCE REPORT
REPORTING MONTH:                         Oct-9    Page 3 of 6









                                                       Delinquency Analysis


                                                      31 to 59 days          60 to 89 days     90 days and Over
                  No. of      Principal                       Principal            Principal             Principal
                  Loans       Balance                #        Balance        #     Balance      #         Balance
             -----------------------------------------------------------------------------------------------------
Excluding Repos    8,190        269,044,182.08        30        853,817.56  0            0.00   0           0.00

       Repos           1              5,183.41         1          5,183.41  0            0.00   0           0.00
             -----------------------------------------------------------------------------------------------------

       Total       8,191        269,049,365.49        31        859,000.97  0            0.00   0           0.00
             =====================================================================================================



                                            Repossession AnalysiS

                       Active Repos       Reversal        Current Month
  Total Delinq.        Outstanding       (Redemption)       Repos         Cumulative Repos
        Principal           Principal         Principal       Principal        Principal
 #      Balance       #     Balance     #      Balance   #    Balance      #   Balance
---------------------------------------------------------------------------------------------
30       853,817.56  1       5,183.41   0         0.00   1    5,183.41    1    5,183.41

 1         5,183.41
-----------------

31       859,000.97
=================

 0.4%          0.32%
=====================

OAKWOOD MORTGAGE INVESTORS, INC. 1996-C       AMENDED
OAKWOOD ACCEPTANCE CORP. -  SERVICER           REPORT DATE:  NOVEMBER 4, 1996
REMITTANCE REPORT                              POOL REPORT # 1
REPORTING MONTH:                   Oct-96
                                               Page 4 of 6
REPOSSESSION LIQUIDATION REPORT


                             Liquidated                                                                     Net
   Account      Customer      Principal       Sales        Insur.         Total        Repossession     Liquidation    Unrecov.
   Number         Name         Balance      Proceeds       Refunds       Proceeds        Expenses        Proceeds      Advances
----------------------------------------------------------------------------------------------------------------------------------
                                                                            0.00                            0.00
                                                                            0.00                            0.00
                                                                            0.00                            0.00
                                                                            0.00                            0.00
                                                                            0.00                            0.00
                                                                            0.00                            0.00
                                                                            0.00                            0.00
                                                                            0.00                            0.00
                                                                            0.00                            0.00
                                                                            0.00                            0.00
                                                                            0.00                            0.00
                                                                            0.00                            0.00
                                                                            0.00                            0.00
                                                                            0.00                            0.00
                                                                            0.00                            0.00
                                                                            0.00                            0.00
                                                                            0.00                            0.00
                                                                            0.00                            0.00
                            ------------------------------------------------------------------------------------------------------
                                  0.00          0.00          0.00          0.00              0.00          0.00         0.00
                            ======================================================================================================

    Net         Current
 Pass Thru     Period Net    Cumulative
  Proceeds    Gain/(Loss)   Gain/(Loss)
------------------------------------------
    0.00           0.00
    0.00           0.00
    0.00           0.00
    0.00           0.00
    0.00           0.00
    0.00           0.00
    0.00           0.00
    0.00           0.00
    0.00           0.00
    0.00           0.00
    0.00           0.00
    0.00           0.00
    0.00           0.00
    0.00           0.00
    0.00           0.00
    0.00           0.00
    0.00           0.00
    0.00           0.00
---------------------
    0.00           0.00          0.00
====================================


As a percentage of the
aggregate cut-off date
principal balance           0%
                     ==============



OAKWOOD MORTGAGE INVESTORS, INC. 1996-C   AMENDED
OAKWOOD ACCEPTANCE CORP. -  SERVICER           REPORT DATE:  NOVEMBER 4, 1996
REMITTANCE REPORT                              POOL REPORT # 1
REPORTING MONTH:                      Oct-96
                                               Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS


PRINCIPAL

                                          Original            Beginning           Current      Accelerated
            Cert.                       Certificate         Certificate         Principal      Principal    Writedown
            Class                         Balances             Balances           Payable      Distribution  Amounts
------------------------------------------------------------------------------------------------------------------------
A-1                                       50,300,000.00      50,300,000.00     (1,741,858.23)       0.00        0.00
A-1 Outstanding Writedown                          0.00               0.00              0.00        0.00        0.00

A-2                                       46,970,000.00      46,970,000.00              0.00        0.00        0.00
A-2 Outstanding Writedown                          0.00               0.00              0.00        0.00        0.00

A-3                                       35,400,000.00      35,400,000.00              0.00        0.00        0.00
A-3 Outstanding Writedown                          0.00               0.00              0.00        0.00        0.00

A-4                                       20,900,000.00      20,900,000.00              0.00        0.00        0.00
A-4 Outstanding Writedown                          0.00               0.00              0.00        0.00        0.00

A-5                                       55,614,000.00      55,614,000.00              0.00        0.00        0.00
A-5 Outstanding Writedown                          0.00               0.00              0.00        0.00        0.00

A-6                                       23,695,000.00      23,695,000.00              0.00        0.00        0.00
A-6 Outstanding Writedown                          0.00               0.00              0.00        0.00        0.00

B-1                                       25,726,000.00      25,726,000.00              0.00        0.00        0.00
B-1 Outstanding Writedown                          0.00               0.00              0.00        0.00        0.00

B-2                                       12,186,224.00      12,186,224.00              0.00        0.00        0.00
B-2 Outstanding Writedown                          0.00               0.00              0.00        0.00        0.00

Excess Asset Principal Balance                     0.00               0.00              0.00        0.00        0.00


                               -----------------------------------------------------------------------------------------

                                         270,791,224.00     270,791,224.00     (1,741,858.23)       0.00        0.00
                               =========================================================================================


     Ending                        Principal Paid
  Certificate           Pool       Per $1,000
    Balances           Factor      Denomination
-------------------------------------------------
  48,558,141.77            96.53706%   34.63
           0.00             0.00        0.00

  46,970,000.00           100.00000%    0.00
           0.00             0.00        0.00

  35,400,000.00           100.00000%    0.00
           0.00             0.00        0.00

  20,900,000.00           100.00000%    0.00
           0.00             0.00        0.00

  55,614,000.00           100.00000%    0.00
           0.00             0.00        0.00

  23,695,000.00           100.00000%    0.00
           0.00             0.00        0.00

  25,726,000.00           100.00000%    0.00
           0.00             0.00        0.00

  12,186,224.00           100.00000%    0.00
           0.00             0.00        0.00

           0.00


---------------

 269,049,365.77
===============


OAKWOOD MORTGAGE INVESTORS, INC. 1996-C      AMENDED
OAKWOOD ACCEPTANCE CORP. -  SERVICER             REPORT DATE:  NOVEMBER 4, 1996
REMITTANCE REPORT                                POOL REPORT # 1
REPORTING MONTH:                 Oct-96
                                                 Page 6 of 6


CERTIFICATE INTEREST ANALYSIS




                                                                                                                Interest Paid
        Certificate         Remittance   Beginning      Current           Total       Interest      Ending       Per $1,000
           Class               Rate       Balance       Accrual           Paid       Shortfall     Balance      Denomination
                            -------------------------------------------------------------------------------------------------------
A-1                            5.4850%     0.00       168,602.81      168,602.81       0.00           0.00            3.35
A-1  Carryover Interest        0.00        0.00             0.00            0.00       0.00           0.00            0.00
A-1  Writedown Interest        0.00        0.00             0.00            0.00       0.00           0.00            0.00

A-2                            6.4500%     0.00       252,463.75      252,463.75       0.00           0.00            5.38
A-2  Carryover Interest        0.00        0.00             0.00            0.00       0.00           0.00            0.00
A-2  Writedown Interest        0.00        0.00             0.00            0.00       0.00           0.00            0.00

A-3                            6.7500%     0.00       199,125.00      199,125.00       0.00           0.00            5.63
A-3  Carryover Interest        0.00        0.00             0.00            0.00       0.00           0.00            0.00
A-3  Writedown Interest        0.00        0.00             0.00            0.00       0.00           0.00            0.00

A-4                            7.0000%     0.00       121,916.67      121,916.67       0.00           0.00            5.83
A-4  Carryover Interest        0.00        0.00             0.00            0.00       0.00           0.00            0.00
A-4  Writedown Interest        0.00        0.00             0.00            0.00       0.00           0.00            0.00

A-5                            7.3500%     0.00       340,635.75      340,635.75       0.00           0.00            6.13
A-5  Carryover Interest        0.00        0.00             0.00            0.00       0.00           0.00            0.00
A-5  Writedown Interest        0.00        0.00             0.00            0.00       0.00           0.00            0.00

A-6                            7.6500%     0.00       151,055.63      151,055.63       0.00           0.00            6.38
A-6  Carryover Interest        0.00        0.00             0.00            0.00       0.00           0.00            0.00
A-6  Writedown Interest        0.00        0.00             0.00            0.00       0.00           0.00            0.00

B-1                            7.9600%     0.00       113,766.09      113,766.09       0.00           0.00            4.42
B-1  Carryover Interest        0.00        0.00             0.00            0.00       0.00           0.00            0.00
B-1  Writedown Interest        0.00        0.00             0.00            0.00       0.00           0.00            0.00

B-2                            9.3100%     0.00        63,029.86       63,029.86       0.00           0.00            5.17
B-2  Carryover Interest        0.00        0.00             0.00            0.00       0.00           0.00            0.00
B-2  Writedown Interest        0.00        0.00             0.00            0.00       0.00           0.00            0.00

X  **                                     (0.00)      788,268.56           (0.00)      0.00           0.00

R                                          0.00             0.00            0.00       0.00           0.00

Service Fee  **                            0.00       225,659.35            0.00       0.00     225,659.35
                                 -----------------------------------------------------------------------

                                          (0.00)    2,424,523.47    1,410,595.56       0.00     225,659.35

**   Reserve Fund Deposit                                           1,013,927.91
                                                                    ================
                                                                    2,424,523.47
                                                                    ================
   Cert.                TOTAL
   Class            DISTRIBUTION
-----------------------------------
      A-1             1,910,461.04



      A-2               252,463.75



      A-3               199,125.00



      A-4               121,916.67



      A-5               340,635.75



      A-6               151,055.63



      B-1               113,766.09



      B-2                63,029.86



       X                     (0.00)

      R-1                     0.00

                              0.00
                 ------------------

                      3,152,453.79

                      1,013,927.91
                ==================
                      4,166,381.70
                ==================

